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                    UNIFORM QUALIFIED ASSIGNMENT AND RELEASE

"Claimant"

"Assignor"

"Assignee"

"Annuity Issuer"

"Effective Date"


This Agreement is made and entered into by and between the parties hereto as of the Effective Date with reference to the following facts:

A. Claimant has executed a settlement agreement or release dated_________________, 19_______ (the "Settlement Agreement") that provides for the Assignor to make certain periodic payments to or for the benefit of the Claimant as stated in Addendum No. 1 (the "Periodic Payments"); and

B. The parties desire to effect a "qualified assignment" within the meaning and subject to the conditions of Section 130(c) of the Internal Revenue Code of 1986 (the "Code").

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the parties agree as follows:

1. The Assignor hereby assigns and the Assignee hereby assumes all of the Assignor's liability to make the Periodic Payments. The Assignee assumes no liability to make any payment not specified in Addendum No.1

2. The Periodic Payments constitute damages on account of personal injury or sickness in a case involving physical injury or physical sickness within the meaning of Sections 104(a)(2) and 130(c) of the Code.

3. The Assignee's liability to make the Periodic Payments is no greater than that of the Assignor immediately preceding this Agreement. Assignee is not required to set aside specific assets to secure the Periodic Payments. The Claimant has no rights against the Assignee greater than a general creditor. None of the Periodic Payments may be accelerated, deferred, increased or decreased and may not be anticipated, sold, assigned or encumbered.

4. The obligation assumed by Assignee with respect to any required payment shall be discharged upon the mailing on or before the due date of a valid check in the amount specified to the address of record.

5. This Agreement shall be governed by and interpreted in accordance with the laws of the State of________________________________

6. The Assignee may fund the Periodic Payments by purchasing a "qualified funding asset" within the meaning of Section 130(d) of the Code in the form of an annuity contract issued by the Annuity Issuer. All rights of ownership and control of such annuity contract shall be and remain vested in the Assignee exclusively.

7. The Assignee may have the Annuity Issuer send payments under any "qualified funding asset" purchased hereunder directly to the payee(s) specified in Addendum No.1. Such direction of payments shall be solely for the Assignee's convenience and shall not provide the Claimant or any payee with any rights of ownership or control over the "qualified funding asset" or against the Annuity Issuer.

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8.       Assignee's liability to make the Periodic Payments shall continue without diminution regardless of any bankruptcy or insolvency of the Assignor.

9. In the event the Settlement Agreement is declared terminated by a court of law or in the event that Section 130(c) of the Code has not been satisfied, this Agreement shall terminate. The Assignee shall then assign ownership of the"qualified funding asset" purchased hereunder to Assignor, and Assignee's liability for the Periodic Payments shall terminate.

10. This Agreement shall be binding upon the respective representatives, heirs, successors and assigns of the Claimant, the Assignor and the Assignee and upon any person or entity that may assert any right herenunder or to any of the Periodic Payments.

11. The Claimant hereby accepts Assignee's assumption of all liability for the Periodic Payments and hereby releases the Assignor from all liability for the Periodic Payments.



Assignor
        -----------------------------

By:
   ----------------------------------
        Authorized Representative

Title
     ---------------------------------



Claimant:

-------------------------------------

Approved as to Form and Content

By:
   ----------------------------------
           Claimant's Attorney



Assignee:
         ----------------------------

By:
   ----------------------------------
        Authorized Representative

Title
     ---------------------------------


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           NSSTA National Structured Settlements Trade Association
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                                 ADDENDUM NO. 1

                        DESCRIPTION OF PERIODIC PAYMENTS


Initials


Claimant:
         ---------------------------

Assignor:
         ---------------------------

Assignee:
         ---------------------------

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